SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement                    Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                                F & M BANK CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

March 9, 2001


Dear F & M Bank Corp. Shareholder:

You are cordially invited to attend our annual meeting of shareholders on Saturday, April 14, 2001 at 5:30 P.M. at BROADWAY High School, BROADWAY,
Virginia. Please note the location. This will be a dinner meeting and we are enclosing a reservation card for your convenience in letting us know whether or not you can be with us. We must receive this card on or before April 4, 2001 to make proper preparations for the meal.

We have streamlined our voting process for this meeting and urge you to mail your completed proxy card back to us as soon as possible prior to the meeting.

We are enclosing a formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for 2000 is also enclosed.

We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope.

Sincerely,

F & M BANK CORP.

/s/ Julian D. Fisher

Julian D. Fisher
President

                                F & M BANK CORP.
                              Timberville, Virginia

                    Notice of Annual Meeting of Shareholders
                     To the Shareholders of F & M Bank Corp.

         The annual meeting of shareholders of F & M Bank Corp. (the Company) will be held on Saturday, April 14, 2001, at 5:30 P.M. at Broadway High School, Broadway, Virginia, for the following purposes:

         1.   Election of three directors for three-year terms expiring in 2004.

         2. Ratification of the appointment of S. B. Hoover & Company, L.L.P. as independent auditors for 2001.

         3. Transaction of such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         Only shareholders of record at the close of business on February 23, 2001 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

         To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may amend your proxy at any time prior to the closing of the polls at the meeting.

                                            By Order of the Board of Directors

                                            /s/ Larry A. Caplinger

                                            Larry A. Caplinger, Secretary

March 9, 2001

                                F & M BANK CORP.
                                 P. O. Box 1111
                           Timberville, Virginia 22853


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of F & M Bank Corp. (the Company) to be held Saturday, April 14, 2001 at 5:30 P.M. at Broadway High School, Broadway, Virginia, and at any adjournments thereof (the Annual Meeting). The principal executive offices of the Company are located on Main Street, Timberville, Virginia 22853. The approximate mailing date of this Proxy Statement and the accompanying proxy is March 9, 2001.

         The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

         All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by (i) filing written notice thereof with the Secretary of the Company (Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.

         An  Annual  Report  to  shareholders,   including   current   financial
statements, is being mailed to the Company's shareholders concurrently with this Proxy Statement, but is not part of the proxy solicitation materials.

         Interested shareholders may obtain, without charge, a copy of the Company's Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, upon written request to Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853.



                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only shareholders of record at the close of business on February 23, 2001 will be entitled to vote at the Annual Meeting. As of February 23, 2001, the Company had outstanding 2,432,481 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. A majority of votes entitled to be cast on matters considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominees
(Broker Shares) that are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted in the election of directors or in the ratification of auditors will not be included in determining the number of votes cast.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of February 23, 2001, by each of the Company's directors and nominees and all of the Company's directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                        Amount Beneficially           Percent of
Name of Owner                                  Owned                       Class
--------------------------------------------------------------------------------

Thomas L. Cline                               7,051 1                      .290%

Julian D. Fisher                            105,087 2                     4.320%

Ellen R. Fitzwater                            3,582 3                      .147%

Robert L. Halterman                          29,348                       1.207%

Lawrence H. Hoover, Jr.                      54,095 4                     2.224%

Richard S. Myers                             13,769 5                      .566%

Michael W. Pugh                                 784 6                      .032%

Dan B. Todd                                  33,504 7                     1.377%

Ronald E. Wampler                             7,500                        .308%

Directors and executive officers
  as a group (9 persons)                     254,720                     10.472%
--------------------------

         1 Includes 3,823 shares owned directly, 3,060 shares owned jointly with his spouse and 168 shares owned by his spouse.

         2 Includes 9,427 shares owned directly, 8,199 shares owned by his spouse and 87,461 shares owned by the Company's stock bonus plan over which Mr. Fisher has voting power.

         3 Includes 2,604 shares owned directly and 978 shares owned jointly with other persons.

         4 Includes 33,536 shares owned directly, 138 shares owned by his spouse and 20,421 shares owned by unitrusts in which he is one of the trustees.

         5 Includes 4,800 shares owned directly and 8,969 shares held in Mr. Myers' IRA Account.

         6 Includes 600 shares owned directly, 84 shares owned jointly with his spouse and 100 shares in a simplified employee plan for Mr. Pugh's benefit.

         7 Includes 18,488 shares owned directly, 8,992 shares owned by his spouse and 6,024 shares held in Mr. Todd's IRA Account.

                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS

         Management of the Company knows of no person who has beneficial ownership of 5% or more of the outstanding Common Stock as of February 23, 2001.


PROPOSAL ONE                 ELECTION OF DIRECTORS

         The term of office for the current Class B directors expires at the Annual Meeting. The Board of Directors has nominated such directors, namely Thomas L. Cline, Robert L. Halterman and Michael W. Pugh, for reelection, for a three-year term, by the shareholders at the Annual Meeting. The persons named as proxies in the accompanying form of proxy, unless instructed otherwise, intend to vote for the election of each of these nominees for directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

                  The Board recommends election of the Class B
              director nominees set forth in this Proxy Statement.


                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following information, including the principal occupation during the past five years, is given with respect to the nominees, all of whom are current directors, for election to the Board at the Annual Meeting, as well as all directors continuing in office.


Name, Age and Position      Director    Principal Occupation During
with the Company              Since     the Last Five Years
--------------------------------------------------------------------------------

                                Director Nominees
                                -----------------

                                CLASS B DIRECTORS
            (to serve until the 2004 annual meeting of shareholders)

Thomas L. Cline(54)           1991      President  of Truck & Equipment  Corp. &
                                        Mac   Lease,   Inc.   since   May  1997;
                                        Secretary of North and South Lines, Inc.
                                        since  May  1997;   Secretary  of  Truck
                                        Thermo King, Inc. and Transport Repairs,
                                        Inc.

Robert L. Halterman(65)       1980      President of Virginia  Classic  Mustang,
                                        Inc.; Partner, H & H Properties

Michael W. Pugh(46)           1994      President of Old Dominion Realty,  Inc.,
                                        Partner  in  Tri-City  Development  Co.;
                                        President of Colonial  Appraisal Service
                                        Inc.; Treasurer of Old Mill Enterprises,
                                        Inc.; Manager of Pugh Investments L.L.C.
                                        and  Secretary of Oak Tree  Enterprises,
                                        Inc.

                         Directors Continuing in Office
                         ------------------------------

                                CLASS A DIRECTORS
            (to serve until the 2003 annual meeting of shareholders)

Ellen R. Fitzwater(54)        1999      Corporate   accountant,   Rocco,   Inc.;
                                        Partner,  Financial  Manager,  Fitzwater
                                        Trucking;  Member-manager,  F&R  Leasing
                                        L.L.C.  since  June 2000;  Member,  Blue
                                        Ridge  Transportation   Service,  L.L.C.
                                        since June 2000

Lawrence H. Hoover, Jr.(66)   1981      Attorney,  Partner  in  Hoover,  Penrod,
Vice Chairman of the Board              Davenport & Crist

Richard S. Myers(53)          1988      President  of Dick Myers  Chevrolet-GEO;
                                        Owner,  TrAndy  Apartments,  L.L.C.  and
                                        TrAndy Real Estate Holdings, L.L.C.

Ronald E. Wampler(53)         1991      Farmer &  partner  in Dove  Ohio  Farms,
                                        L.L.C., WWTD Ohio Farms, L.L.C. and Dove
                                        Farms, Inc.


                                CLASS C DIRECTORS
            (to serve until the 2002 annual meeting of shareholders)

Julian D. Fisher(60)          1990      CEO of  Farmers  &  Merchants  Bank (the
                                        Bank)  since  President  & CEO May 1996;
                                        President of the Bank since Oct. 1991

Dan B. Todd(69)               1969      CEO of the Bank  from  1969 to May 1996;
                                        Chairman of Chairman of the Board the Board of the Company and the Bank since
                                        Oct. 1991


Board Meetings and Committees

         The Board of the Company met 12 times during 2000. Each member of the Board attended at least 75% of the total number of meetings of the Board and meetings of committees on which he or she served. The Board of the Bank, which met 12 times in 2000, primarily manages all matters for the Bank. All the directors of the Company are also directors of the Bank.

         The Company has an Audit Committee that reviews the audit and examination reports of the independent public accountants and bank examiners as they relate to the Company and the Bank. The Audit Committee held five meetings during 2000. The present committee members are Directors Cline, Fitzwater, Halterman and Myers. The Company does not have a standing compensation committee, but the Bank has a Salary Committee that reviews salaries, bonuses and contributions to the Company's ownership and compensation plans. The Salary Committee held one meeting during 2000. The present committee members are Directors Fisher, Halterman, Pugh, Todd and Wampler. The Company does not have a standing nomination committee.

         Additional information on the Audit Committee and the Salary Committee is presented elsewhere in this Proxy Statement.


Compensation of Directors

         All directors of the Company, who are also directors of the Bank, each received $400 for attending each board meeting of the Bank in 2000. They received no additional compensation as directors for Board meetings of the Company. In addition, each director received a bonus of $5,500 for the year ended 2000 and $100 for each committee meeting attended.

                              SUMMARY COMPENSATION

         The Summary Compensation Table below sets forth the compensation of the Company's Chief Executive Officer for all services rendered to the Company and the Bank for the last three fiscal years.

                           Summary Compensation Table

                               Annual Compensation
                               -------------------

Name and                                                      Other Annual                 All Other
Principal Position       Year     Salary($)    Bonus($)     Compensation($)           Compensation($) 2
------------------       ----     ---------    --------     ---------------           -----------------
Julian D. Fisher         2000     $130,000     $47,500 1           *                       $44,853
President & CEO          1999      120,000      45,000 1           *                        42,157
                         1998      110,000      40,000             *                        42,742

         *The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus.
         1 The amount presented includes compensation that was deferred at Mr. Fisher's election.
         2 The amounts presented include the Company's contribution for the benefit of Mr. Fisher under the Company's Stock Bonus Plan ($12,297,$15,322 and $16,116 in 2000, 1999 and 1998, respectively), the gross value of life insurance premiums paid by the Company on behalf of Mr. Fisher ($15,995, $16,106 and $16,210 in 2000, 1999 and 1998, respectively) and the Company's contribution for the benefit of Mr. Fisher under the Executive Deferred Compensation Plan for Farmers & Merchants Bank ($16,561, $10,729 and $10,416 in 2000, 1999 and 1998
respectively). Pursuant to a split-dollar insurance agreement between the Company and Mr. Fisher, the Company will be repaid the life insurance premium payments from the proceeds of the insurance policies. Thus, the gross premium payment amounts shown overstate the actual economic benefit to Mr. Fisher.


Severance Plan

         In 1996, the Company and the Bank adopted a change in control severance plan which became effective July 1, 1996. The plan covers employees designated by the Company's Board of Directors, including Mr. Fisher.

         Under the plan, a "covered termination" is a cessation of employment with the Company or its then affiliates within 36 months after a change in control (as defined in the plan) on account of either (i) termination of employment by the covered employee for good reason (defined to mean the occurrence after a change in control of any of the following: the assignment of duties inconsistent with prior duties, the diminution of responsibilities, a reduction in base salary, a transfer of job location of more than 50 miles, a failure to pay compensation or deferred compensation within seven days after due, a failure to continue participation and benefits under any compensation or benefits plan (or any successor or replacement plan) at as favorable a level, or a failure of the Company to require any successor to the Company to comply with the plan) or (ii) termination initiated by the Company or any of its affiliates for any reason other than death, disability, mandatory retirement or cause (as defined in the plan).

         In the event of such a covered termination, a covered employee will be entitled to the following severance benefits: (i) continuation of the employee's base pay (as defined in the plan) through the earlier of his or her death or the third anniversary of the date of the change in control (the severance pay period); (ii) continuation of the availability of coverage, and the employer's regular contribution towards that coverage, under the employer's health care plan during the severance pay period for the employee and his or her eligible dependents; (iii) the right to buy any car that the employee is assigned by the employer at its then fair market value; and (iv) a lump sum payment equal to the value of any qualified or nonqualified retirement benefits forfeited by the employee on account of his or her covered termination.


Salary Committee Report on Executive Compensation

         The Salary Committee of the Bank has furnished the following report on executive compensation. All executive compensation for the Company and the Bank is determined and paid on the Bank level.

         The Salary Committee meets annually to review salaries, bonuses and the contributions to the Employee Stock Ownership Plan (ESOP) and the Executive Deferred Compensation Plan. The Salary Committee recommends to the Board of Directors the annual salary and bonuses of the Senior Management group. This group includes the Bank's one designated Executive Officer, Mr. Fisher.

         The committee also recommends the annual contribution to the ESOP, which is shared on a pro-rated basis by all eligible employees; and the contribution to the Executive Deferred Compensation Plan, which was established for the benefit of the Senior Management group. Finally, the committee recommends a range of percentage increases in salary for the remaining staff. Increases within the range established by the committee and board are then recommended by department supervisors and approved by Mr. Fisher.

         In establishing salaries and bonuses for the Senior Management group, the committee attempts to provide competitive levels of compensation, which will attract and retain corporate officers and key employees with outstanding abilities and to motivate them through a combination of base salary, annual incentives and deferred compensation. The committee uses the Virginia Bankers Association Salary Survey of Virginia Banks for comparison of salaries paid for similar positions and responsibilities. The Board, on at least an annual basis, also reviews qualitative factors, such as Return on Average Assets (ROAA) and Return on Average Equity (ROAE) relative to peer banks. A subjective approach is used in this evaluation and therefore does not rely on a formula or weights of specific factors.

                                             Salary Committee
                                             Julian D. Fisher
                                             Robert L. Halterman
                                             Michael W. Pugh
                                             Dan B. Todd
                                             Ronald E. Wampler


Compensation Committee Interlocks and Insider Participation

         During 2000, Julian D. Fisher served on the Salary Committee. Mr. Fisher is President and CEO of the Company and CEO of the Bank.


Indebtedness and Other Transactions

         The Company's directors and officers and other corporations, business organizations, and persons with whom some of the Company's directors and officers are associated, had loan transactions at December 31, 2000 with the Bank totaling approximately $1,403,599, or about 5.36% of average shareholders' equity for the year. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of the common stock of the Company, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during 2000, all filing requirements applicable to its officers and directors were complied with except that Richard S. Myers, Director, inadvertently failed to file reports for March and June of 2000 covering 1,700 shares of common stock of the Company that were acquired for his IRA accounts. A corrective filing has been made.

Stock Performance

         The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Russell 2000 Index and the Pink Banks ($100M to $500M) Index, as reported by SNL Securities LC, assuming an investment of $100 in the Company's common stock on December 31, 1995, and the reinvestment of dividends.

                                F & M Bank Corp.


                              [PERFORMANCE GRAPH]

                                                           Period Ending
                                ----------------------------------------------------------------------
Index                              12/31/95   12/31/96    12/31/97    12/31/98    12/31/99   12/31/00
------------------------------------------------------------------------------------------------------
F & M Bank Corp.                     100.00     107.73      125.60      230.12      272.25     272.27
Russell 2000                         100.00     116.49      142.55      138.92      168.45     163.36
Pink Banks ($100M to $500M)          100.00     125.96      175.22      206.49      188.05     158.96


PROPOSAL TWO
                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         S. B. Hoover & Company, L.L.P. of Harrisonburg, Virginia, was the auditor for the Company for 2000 and is being recommended to the Company's shareholders for the ratification of its appointment as auditor for 2001. A representative of S. B. Hoover & Company, L.L.P. is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

                  The Board recommends a vote for Proposal Two.

                                AUDIT INFORMATION

Audit Committee

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The four members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

         Audit Fees. The aggregate amount of fees billed by S. B. Hoover & Company, L.L.P. for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year was $19,390.

         Financial Information System Design and Implementation Fees. There were no fees billed by S. B. Hoover & Company, L.L.P. for professional services rendered to the Company for the fiscal year ended December 31, 2000, for the design and implementation of financial information systems.

         All Other Fees. The aggregate amount of fees billed by S. B. Hoover & Company, L.L.P. for all other non-audit services, including internal audit services, rendered to the Company for the fiscal year ended December 31, 2000 was $34,766.

Leased Employees

         S. B. Hoover & Company, L.L.P. has informed the Company that none of the hours expended on its engagement to audit the Company's financial statements for the fiscal year ended December 31, 2000, was attributed to work performed by persons other than full time, permanent employees.


Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Company is compatible with the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or fairness of the audited financial statements.

February 15, 2001                               Audit Committee
                                                Thomas L. Cline
                                                Ellen R. Fitzwater
                                                Robert L. Halterman
                                                Richard S. Myers

                              SHAREHOLDER PROPOSALS

         Under the regulations of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 2002 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, P. O. Box 1111, Timberville, Virginia 22853 no later than November 9, 2001 in order for the proposal to be considered for inclusion in the Company's Proxy Statement. Any proposal that is received by the Company after January 23, 2002 will be considered untimely for consideration at the 2002 Annual Meeting.

                                           By Order of the Board of Directors

                                           /s/ Larry A. Caplinger

                                           Larry A. Caplinger, Secretary

March 9, 2001

                                    EXHIBIT A

                                F & M Bank Corp.
                             Audit Committee Charter

I.  Purpose
    -------

         The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility by: reviewing the financial reports and other financial information provided by the organization; assessing the systems of internal controls; and monitoring the organization's auditing, accounting, and financial reporting practices. Consistent with this function, the Audit Committee should encourage continuous improvement in and should foster adherence to, the organization's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         Serve  as  an   independent   and   objective   party  to  monitor  the
         organization's financial reporting process and internal control system.

         Review and appraise the audit efforts of the organization's independent accountants and internal auditing firm.

         Provide  an  open  avenue  of   communication   among  the  independent
         accountants, senior management, the internal auditing firm, and the Board of Directors.

II.  Composition
     -----------

         The Audit Committee shall be composed of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A Director will be considered independent if, he or she:

         Has not been employed by the Corporation or its affiliates in the current or past three years;

         Has not accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

         Does not have an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

         Has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         Has not been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  Meetings
      --------

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the independent accountants to discuss any matters that the Committee believes should be discussed privately.

IV.  Responsibilities and Duties
     ---------------------------

         To fulfill its responsibilities and duties the Audit Committee shall:

         Review and update this Charter periodically, at least annually, as conditions dictate.

         Review the organization's audited financial statements with Management and the independent auditors.

         Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

         Review the regular internal audit reports to Management prepared by the internal auditing firm as well as Management's responses.

         Recommend to the Board the selection of the independent accountants and the internal audit firm, considering independence and effectiveness, and approve the fees and other compensation to be paid to these firm(s).

         On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the organization to determine the accountants' independence.

         Review the performance of the independent accounting firm(s) and approve any proposed discharge of the independent accountants when circumstances warrant.

         Periodically consult with the independent accounting firm(s) out of the presence of Management about internal controls and the fairness and accuracy of the organization's financial statements.

         Consider and approve, if appropriate, major changes to the organization's auditing and accounting principles and practices as suggested by the independent accounting firm(s), Management, or the internal auditing department.

         Discuss with the independent auditors the "Matters Required To Be Discussed" by the Statement of Auditing Standards No. 61 relating to the conduct of the audit.

         Review activities, organizational structure, and qualifications of the internal audit firm.

         Perform  any  other  activities   consistent  with  this  Charter,  the
         organization's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

         This Audit Committee Charter has been reviewed and approved by the Audit Committee and Board of Directors of F & M Bank Corp. December 21, 2000.

                                      PROXY

                                F & M BANK CORP.

                 Annual Meeting of Shareholders, April 14, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lawrence H. Hoover, Jr., Richard S. Myers and Ronald E. Wampler, any or all of whom may act, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held April 14, 2001 at 5:30 P.M. and at any adjournment thereof, the shares of F & M Bank Corp. common stock held of record by the undersigned as of February 23, 2001.

         The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.

PROPOSAL ONE
                              ELECTION OF DIRECTORS

[ ]  FOR all nominees listed below                 [ ]  WITHHOLD AUTHORITY to vote for all
       (except as marked to the contrary below)           nominees listed below

            Thomas L. Cline, Robert L. Halterman and Michael W. Pugh
                     for three-year terms to expire in 2004.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


________________________________________________________________________________

PROPOSAL TWO

          RATIFICATION OF APPOINTMENT OF S. B. HOOVER & COMPANY, L.L.P.
                        AS INDEPENDENT PUBLIC ACCOUNTANTS

     [ ] FOR                     [ ] AGAINST                    [  ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy with the exception of any stock listed in the name of the owner TOD to another individual. If signing as a trustee, executor, etc., please so indicate.


                                         Date Signed:___________________________


_________________________________        _______________________________________
        Print Name                               Signature

_________________________________        _______________________________________
        Print Name                               Signature